UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 8, 2010

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 000-22635 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On October 8, 2010, Vornado Realty Trust (“Vornado”) issued a press release announcing that it filed a Schedule 13D with the Securities and Exchange Commission that disclosed its investment in J.C. Penney Company, Inc. The press release also disclosed that in the third quarter of 2010, Vornado recorded an unrealized gain of approximately $32.2 million on the portion of its investment in J.C. Penney Company, Inc. that is accounted for as a derivative.

Item 7.01                     Regulation FD Disclosure.

On October 8, 2010, Vornado issued a press release announcing that it filed a Schedule 13D with the Securities and Exchange Commission that disclosed its investment in J.C. Penney Company, Inc.  A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information set forth herein is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of Vornado or Vornado Realty L.P.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished as part of this Report on Form 8-K:

99.1   Furnished — Press release of the Company, dated October 8, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: October 8, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)

By:	VORNADO REALTY TRUST,

Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date:  October 8, 2010

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Exhibit Index

99.1	Press release, dated October 8, 2010 (furnished and not filed).